Exhibit 99.1

FOR IMMEDIATE RELEASE

BANKRATE ANNOUNCES PRELIMINARY SECOND QUARTER
FISCAL 2009 RESULTS

New York, NY – July 22, 2009 – Bankrate, Inc. (NASDAQ: RATE) today announced preliminary financial results for the second quarter of fiscal 2009 ended June 30, 2009.

Total revenue for the second quarter is expected to be $31.0 million compared to $40.2 million reported in the second quarter of 2008, a decrease of 23%. Net income is expected to be $1.9 million or $0.10 per fully diluted share in the second quarter of 2009, compared to $4.1 million, or $0.21 per fully diluted share in the second quarter of 2008. Earnings per fully diluted share, excluding share-based compensation expense (“Adjusted EPS”), is expected to be $0.19 for the second quarter of 2009, compared to Adjusted EPS of $0.33 for the second quarter of 2008.

Earnings before interest, taxes, depreciation, and amortization, excluding share-based compensation expense (“Adjusted EBITDA”), are expected to be $9.4 million in the second quarter of 2009 compared to $12.8 million in the second quarter of 2008, a decline of 26%. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the second quarter of 2009, including share-based compensation expense are expected to be $6.7 million compared to the $9.0 million reported in the second quarter of 2008.

“Macroeconomic conditions have continued to impact financial advertising, particularly in our banking, mortgage and credit card channels,” said Thomas R. Evans, President and CEO of Bankrate, Inc. “The softness in the financial service advertising sector has been a major contributor to our recent results. Consequently, we believe that revenue and

EBITDA for the year will be well below the current consensus estimates,” Mr. Evans added.

The second quarter 2009 estimated results are preliminary and subject to completion of the Company’s quarterly closing process and the customary review by its external auditors. Accordingly, such estimated results are subject to change. Bankrate will release its full financial second quarter 2009 results on July 30, 2009.

In a separate press release also issued today, Bankrate announced that it has agreed to be acquired by funds advised by Apax Partners for $28.50 per share in cash.

Non-GAAP Measures

To supplement Bankrate’s financial statements presented in accordance with generally accepted accounting principles (“GAAP”), Bankrate uses non-GAAP measures of certain components of financial performance, including EBITDA, Adjusted EBITDA, Adjusted EPS and Operating EPS, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investors’ overall understanding of Bankrate’s current financial performance and its prospects for the future. Specifically, Bankrate believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results. In addition, because Bankrate has historically reported certain non-GAAP results to investors, Bankrate believes the inclusion of non-GAAP measures provides consistency in its financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Certain matters included in the discussion above may be considered to be “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of our management team. Such forward-looking statements include, without limitation, statements made with respect to future revenue, revenue growth, market acceptance of our products, and profitability. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following: the willingness of our advertisers to advertise on our web site, interest rate volatility, our ability to establish and maintain distribution arrangements, our ability to integrate the operations and realize the expected benefits of businesses that we have acquired and may acquire in the future, our ability to maintain the confidence of our advertisers by detecting click-through fraud or unscrupulous advertisers, the effect of unexpected liabilities we assume from our acquisitions, the effects of expanding our operations internationally, the ability of consumers to access our Online Network through non-PC devices, our ability to manage traffic on our Online Network and service interruptions, increased competition and its effect on traffic, advertising rates, margins and market share, our ability to protect our intellectual property, the effects of facing liability for content on our Online Network, the concentration of ownership of our common stock, the fluctuations of our results of operations from period to period, the accuracy of our financial statement estimates and assumptions, our ability to adapt to technological changes, the impact of legislative or regulatory changes affecting our business, changes in consumer spending and saving habits, changes in accounting principles, policies, practices or guidelines, effects of changes in the stock market and other capital markets, the strength of the United States economy in general, and risks to the consummation of Bankrate’s pending acquisition by affiliates of Apax Partners, L.P., including the risk that a condition to closing of such transaction may not be satisfied. These and additional important factors to be considered are set forth under “Introductory Note,” “Item 1A. Risk Factors,” “Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations” and in the other sections of our Annual Report on Form 10-K for the year ended December 31, 2007, and in our other filings with the Securities and Exchange Commission. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations.

About Bankrate, Inc.
The Bankrate network of companies includes Bankrate.com, Interest.com, Mortgage-calc.com, Nationwide Card Services, Savingforcollege.com, Fee Disclosure, InsureMe, CreditCardGuide.com and Bankaholic.com. Each of these businesses helps consumers make informed decisions about their personal finance matters. The company’s flagship brand, Bankrate.com is a destination site of personal finance channels, including banking, investing, taxes, debt management and college finance. Bankrate.com is the leading aggregator of rates and other information on more than 300 financial products, including mortgages, credit cards, new and used auto loans, money market accounts and CDs, checking and ATM fees, home equity loans and online banking fees. Bankrate.com reviews more than 4,800 financial institutions in 575 markets in 50 states. In 2008, Bankrate.com had nearly 72 million unique visitors. Bankrate.com provides financial applications and information to a network of more than 75 partners, including Yahoo! (Nasdaq: YHOO), America Online (NYSE: TWX), The Wall Street Journal and The New York Times (NYSE: NYT). Bankrate.com's information is also distributed through more than 500 newspapers.

- Financial Statements Follow –

###

For more information contact:
Bruce J. Zanca
Senior Vice President, Chief Marketing and Communications Officer
bzanca@Bankrate.com
(917) 368-8648

Bankrate, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands, except share and per share data)

	June 30,	December 31,
	2009	2008
Assets

Cash and cash equivalents	$ 55,089	$ 46,055
Accounts receivable, net of allowance for doubtful accounts of approximately
$964 and $1,566 at June 30, 2009 and December 31, 2008, respectively	15,181	22,567
Deferred income taxes, current portion	816	816
Prepaid expenses and other current assets	1,614	1,608
Total current assets	72,700	71,046

Furniture, fixtures and equipment, net	6,939	2,521
Deferred income taxes	7,413	7,413
Intangible assets, net	78,077	83,347
Goodwill	101,886	101,856
Other assets	712	4,567

Total assets	$ 267,727	$ 270,750

Liabilities and Stockholders' Equity

Liabilities:
Accounts payable	$ 2,993	$ 3,723
Accrued expenses	4,371	5,665
Acquisition earn-out liability	-	11,750
Deferred revenue	953	1,018
Other current liabilities	5	16
Total current liabilities	8,322	22,172

Other liabilities	153	148

Total liabilities	8,475	22,320

Stockholders' equity:
Preferred stock, 10,000,000 shares authorized and undesignated	-	-
Common stock, par value $.01 per share-- 100,000,000 shares authorized; 18,885,504 and
18,816,986 shares issued and outstanding at June 30, 2009 and December 31, 2008, respectively	189	188
Additional-paid in capital	224,122	219,294
Retained earnings	34,941	28,948
Total stockholders' equity	259,252	248,430

Total liabilities and stockholders' equity	$ 267,727	$ 270,750

Bankrate, Inc.
Condensed Consolidated Statements of Income
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Revenue	$ 31,027	$ 40,193	$ 69,364	$ 82,656
Cost of revenue (1)	12,907	17,359	27,902	33,766
Gross margin	18,120	22,834	41,462	48,890

Operating expenses (1):
Sales	2,187	2,207	4,621	4,285
Marketing	2,170	3,115	4,647	5,943
Product development	1,837	1,890	3,654	3,591
General and administrative	5,259	6,580	10,772	13,370
Depreciation and amortization	3,344	2,246	6,327	4,043
	14,797	16,038	30,021	31,232
Income from operations	3,323	6,796	11,441	17,658

Interest income	16	360	26	1,206

Income before income taxes	3,339	7,156	11,467	18,864
Income tax expense	1,409	3,077	4,822	7,951
Net income	$ 1,930	$ 4,079	$ 6,645	$ 10,913

Basic and diluted net income per share:
Basic	$ 0.10	$ 0.22	$ 0.35	$ 0.58
Diluted	$ 0.10	$ 0.21	$ 0.34	$ 0.55

Shares used in computing basic net income per share	18,824,428	18,907,321	18,816,667	18,893,682
Shares used in computing diluted net income per share	19,379,325	19,557,759	19,296,985	19,678,146

(1) Includes share-based compensation expense as follows:

Cost of revenue	$ 352	$ 618	$ 724	$ 1,221
Other expenses:
Sales	533	525	1,112	1,020
Marketing	152	204	330	401
Product development	175	287	408	554
General and administrative	1,547	2,105	2,196	3,959
	$ 2,759	$ 3,739	$ 4,770	$ 7,155

Bankrate, Inc.
Non-GAAP Condensed Consolidated Statements of Income
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Revenue	$ 31,027	$ 40,193	$ 69,364	$ 82,656
Cost of revenue	12,555	16,741	27,178	32,545
Gross margin	18,472	23,452	42,186	50,111

Operating expenses:
Sales	1,654	1,682	3,509	3,265
Marketing	2,018	2,911	4,317	5,542
Product development	1,662	1,603	3,246	3,037
General and administrative	3,712	4,475	8,576	9,411
Share-based compensation expense (1)	2,759	3,739	4,770	7,155
Depreciation and amortization	3,344	2,246	6,327	4,043
	15,149	16,656	30,745	32,453
Income from operations	3,323	6,796	11,441	17,658

Interest income	16	360	26	1,206

Income before income taxes	3,339	7,156	11,467	18,864
Income tax expense	1,409	3,077	4,822	7,951
Net income	$ 1,930	$ 4,079	$ 6,645	$ 10,913

Basic and diluted net income per share:
Basic	$ 0.10	$ 0.22	$ 0.35	$ 0.58
Diluted	$ 0.10	$ 0.21	$ 0.34	$ 0.55

Adjusted EPS	$ 0.19	$ 0.33	$ 0.50	$ 0.78

Shares used in computing basic net income per share, GAAP basis	18,824,428	18,907,321	18,816,667	18,893,682
Shares used in computing diluted net income per share, GAAP basis	19,379,325	19,557,759	19,296,985	19,678,146
Shares used in computing diluted net income per share, Non-GAAP basis	19,658,662	19,909,843	19,623,275	19,898,715

(1) See reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Income.

Bankrate, Inc.
Non-GAAP Measures Reconciliation
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
EBITDA-
Income from operations, GAAP basis	$ 3,323	$ 6,796	$ 11,441	$ 17,658
Depreciation and amortization	3,344	2,246	6,327	4,043
EBITDA	$ 6,667	$ 9,042	$ 17,768	$ 21,701

Adjusted EBITDA-
Income from operations, GAAP basis	$ 3,323	$ 6,796	$ 11,441	$ 17,658
Share-based compensation expense	2,759	3,739	4,770	7,155
Depreciation and amortization	3,344	2,246	6,327	4,043
Adjusted EBITDA	$ 9,426	$ 12,781	$ 22,538	$ 28,856

Adjusted EPS-
Net income, GAAP basis	$ 1,930	$ 4,079	$ 6,645	$ 10,913
Share-based compensation expense, net of tax	1,729	2,458	3,097	4,698
Net income excluding share-based compensation expense-	$ 3,659	$ 6,537	$ 9,742	$ 15,611

Adjusted EPS	$ 0.19	$ 0.33	$ 0.50	$ 0.78

Operating EPS-
Net income, GAAP basis	$ 1,930	$ 4,079	$ 6,645	$ 10,913
Share-based compensation expense, net of tax	1,729	2,458	3,097	4,698
Intangibles amortization, net of tax	1,571	1,173	3,163	2,045
Interest income, net of tax	(10)	(216)	(16)	(724)
Net income excluding share-based compensation expense,
intangibles amortization and interest income	$ 5,221	$ 7,494	$ 12,890	$ 16,933

Operating EPS	$ 0.27	$ 0.38	$ 0.66	$ 0.85

Shares used in computing basic net income per share, GAAP basis	18,824,428	18,907,321	18,816,667	18,893,682

Shares used in computing diluted net income per share, GAAP basis	19,379,325	19,557,759	19,296,985	19,678,146
Impact of applying SFAS No. 123R	279,337	352,084	326,290	220,569
Shares used in computing diluted net income per share, excluding the
impact of applying SFAS No. 123R	19,658,662	19,909,843	19,623,275	19,898,715

Bankrate, Inc.
Condensed Consolidated Statements of Income
Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Income
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended			Three Months Ended			Six Months Ended			Six Months Ended
	June 30, 2009			June 30, 2008			June 30, 2009			June 30, 2008
	GAAP	Adjustments (1)	Non-GAAP	GAAP	Adjustments (1)	Non-GAAP	GAAP	Adjustments (1)	Non-GAAP	GAAP	Adjustments (1)	Non-GAAP
Revenue	$ 31,027	$ -	$ 31,027	$ 40,193	$ -	$ 40,193	$ 69,364	$ -	$ 69,364	$ 82,656	$ -	$ 82,656
Cost of revenue:	12,907	(352)	12,555	17,359	(618)	16,741	27,902	(724)	27,178	33,766	(1,221)	32,545
Gross margin	18,120	352	18,472	22,834	618	23,452	41,462	724	42,186	48,890	1,221	50,111

Operating expenses:
Sales	2,187	(533)	1,654	2,207	(525)	1,682	4,621	(1,112)	3,509	4,285	(1,020)	3,265
Marketing	2,170	(152)	2,018	3,115	(204)	2,911	4,647	(330)	4,317	5,943	(401)	5,542
Product development	1,837	(175)	1,662	1,890	(287)	1,603	3,654	(408)	3,246	3,591	(554)	3,037
General and administrative	5,259	(1,547)	3,712	6,580	(2,105)	4,475	10,772	(2,196)	8,576	13,370	(3,959)	9,411
Share-based compensation expense	-	2,759	2,759	-	3,739	3,739	-	4,770	4,770	-	7,155	7,155
Depreciation and amortization	3,344	-	3,344	2,246	-	2,246	6,327	-	6,327	4,043	-	4,043
	14,797	352	15,149	16,038	618	16,656	30,021	724	30,745	31,232	1,221	32,453
Income from operations	3,323	-	3,323	6,796	-	6,796	11,441	-	11,441	17,658	-	17,658

Interest income, net	16	-	16	360	-	360	26	-	26	1,206	-	1,206

Income before income taxes	3,339	-	3,339	7,156	-	7,156	11,467	-	11,467	18,864	-	18,864
Provision for income taxes	1,409	-	1,409	3,077	-	3,077	4,822	-	4,822	7,951	-	7,951
Net income	$ 1,930	$ -	$ 1,930	$ 4,079	$ -	$ 4,079	$ 6,645	$ -	$ 6,645	$ 10,913	$ -	$ 10,913

Basic and diluted net income per share:
Basic	$ 0.10	$ -	$ 0.10	$ 0.22	$ -	$ 0.22	$ 0.35	$ -	$ 0.35	$ 0.58	$ -	$ 0.58
Diluted	$ 0.10	$ -	$ 0.10	$ 0.21	$ -	$ 0.21	$ 0.34	$ -	$ 0.34	$ 0.55	$ -	$ 0.55

Shares used in computing basic net income per share	18,824,428	-	18,824,428	18,907,321	-	18,907,321	18,816,667	-	18,816,667	18,893,682	-	18,893,682
Shares used in computing diluted net income per share	19,379,325	279,337	19,658,662	19,557,759	352,084	19,909,843	19,296,985	326,290	19,623,275	19,678,146	220,569	19,898,715

(1) Adjustments for the impact of applying SFAS No. 123R